PLAN EXPENSES	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Nonparticipant-Directed Investment [Line Items]
PLAN EXPENSES	PLAN EXPENSES
Pursuant to Transamerica’s Fund Revenue Equalization method, Transamerica uses certain revenue sharing payments it receives from the Investment Options available in the Plan to offset the costs of administration of the Plan on an individual fund basis. If the revenue Transamerica collects from a fund provider is greater than the administrative fee negotiated, Transamerica refunds the difference to the participants invested in the fund. If the revenue Transamerica collects from a fund provider is less than the negotiated fee, it collects the difference by deducting an administrative fee from the participants invested in the fund. Transamerica’s Fund Revenue Equalization method ensures that all participants bear a similar percentage charge for the Plan's administrative fees irrespective of the investment funds they choose. Additional amounts in excess of its required revenue are credited to the "Expense Budget Account." If the amount received by Transamerica is less than its required revenue and the funds in the Expense Budget Account are insufficient to cover the shortfall, the Company pays the shortfall.
The amount of the credit to the Expense Budget Account in 2025 and 2024 was $129,595 and $147,063, respectively.